EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF

DOLE FOOD COMPANY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and is filed with respect to the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 23, 2013 of Dole Food Company, Inc. (the “Issuer”). I, C. Michael Carter, President and Chief Operating Officer, certify that to the best of my knowledge:

(i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/S/ C. MICHAEL CARTER
C. Michael Carter
President and Chief Operating Officer

May 2, 2013